                                                                    EXHIBIT 99.2

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: Trans World Airlines, Inc., et al.

                    Case No. 01-00056 to 01-00082 (PJW)
                    Reporting Period: February 1, 2001 through February 28, 2001


                            MONTHLY OPERATING REPORT
  File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                        Document                    Explanation
REQUIRED DOCUMENTS                                                      Form No.        Attached                    Attached
Schedule of Cash Receipts and Disbursements                             MOR-1
     Bank Reconciliation (or copies of debtor's bank reconciliations)   MOR-1 (CONT)    See attached Statement 1
     Copies of bank statements                                                           Available upon request
     Cash disbursements journals                                                         Available upon request
Statement of Operations                                                 MOR-2                       X
Balance Sheet                                                           MOR-3                       X
Status of Postpetition Taxes                                            MOR-4           See attached Statement 2
   Copies of IRS Form 6123 or payment receipt                                            Available upon request
   Copies of tax returns filed during reporting period                                   Available upon request
Summary of Unpaid Postpetition Debts                                    MOR-4           See attached Statement 3
   Listing of aged accounts payable                                                     See attached Statement 3
Accounts Receivable Reconciliation and Aging                            MOR-5                       X
Debtor Questionnaire                                                    MOR-5                       X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

- ---------------------------------------        ------------------
Signature of Debtor                                    Date



- ---------------------------------------        ------------------
Signature of Joint Debtor                              Date


 /s/ Jane Closterman                             March 25, 2001
- ---------------------------------------        ------------------
Signature of Authorized Individual*                    Date


     Jane Closterman                             Vice President and Controller
- ---------------------------------------        -------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

DEBTOR: Trans World Airlines, Inc., et al.                            FORM MOR-1
CASE NO.: 01-00056 (PJW) through 01-00082 (PJW)


                  SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                      REPORTING PERIOD: February 28, 2001

                                            Northwest        The TWA    Trans World   Transcontinental                 TWA-LAX
                          Trans World     112th Street      Ambassador     Computer      & Western       TWA         Gate Company,
                         Airlines, Inc.    Corporation      Club, Inc.  Services, Inc.   Air, Inc.    Group, Inc.        Inc.
                         --------------   --------------  ------------- -------------- ------------- --------------  -------------
                CASE NO.  01-00056 (PJW)  01-00060 (PJW)  01-00061(PJW) 01-00062(PJW) 01-00063(PJW)  01-00065 (PJW)  01-00069(PJW)

Cash and cash
equivalents,
January 31, 2001            $ 49,970,581  $       15,614  $         100 $           1 $       1,000  $      102,482  $         100

Total Receipts               314,387,926           2,500              -             -             -               -              -

Total Disbursements         (324,957,204)              -              -             -             -               -              -

Loans and Advances            14,400,000               -              -             -             -               -              -

Professional Fees                (62,485)              -              -             -             -               -              -
                            ------------  --------------  ------------- ------------- -------------  --------------  -------------
Cash and cash equivalents,
February 28, 2001           $ 53,738,818  $       18,114  $         100 $           1 $       1,000  $      102,482  $         100
                            ============  ==============  ============= ============= =============  ==============  =============

Note: See attached Statement 4
regarding subsidiaries not listed.

DEBTOR: Trans World Airlines, Inc., et al.                            FORM MOR-1
CASE NO.: 01-00056 (PJW) through 01-00082 (PJW)

                  SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                      REPORTING PERIOD: February 28, 2001

                                                TWA -
                            TWA-Omnibus     San Francisco                                     International   The Getaway
                           Gate Company,    Gate Company,       TWA         TWA Employee         Aviation     Group (U.K.),
                               Inc.             Inc.        Nippon, Inc.    Services, Inc.    Security, Inc.      Inc.
                           -------------   --------------   -------------   --------------    --------------  -------------
                CASE NO.   01-00072(PJW)   01-00073(PJW)    01-00076(PJW)   01-00077(PJW)      01-00080(PJW)  01-00082(PJW)

Cash and cash
equivalents,
January 31, 2001            $        100  $          100    $         500   $         100     $     225,107   $   3,961,994

Total Receipts                         -               -                -               -            55,636         948,222

Total Disbursements                    -               -                -               -           (99,144)       (319,588)

Loans and Advances                     -               -                -               -                 -               -

Professional Fees                      -               -                -               -                 -               -
                            ------------  --------------    -------------   -------------     -------------  --------------
Cash and cash equivalents,
February 28, 2001           $        100  $          100    $         500   $         100     $     181,599   $   4,590,628
                            ============  ==============    =============   =============     =============   =============

Note: See attached Statement 4
regarding subsidiaries not listed.

DEBTOR: Trans World Airlines, Inc., et al.                            FORM MOR-2
CASE NO.: 01-00056 (PJW) through 01-00082 (PJW)

                            STATEMENT OF OPERATIONS
                               (Income Statement)
                      REPORTING PERIOD: February 28, 2001

       Note: See attached Statement 4 regarding subsidiaries not listed.

DEBTOR: Trans World Airlines, Inc.                                    FORM MOR-2
CASE NO.: 01-00056 (PJW)


                            STATEMENT OF OPERATIONS
                               (Income Statement)
                      REPORTING PERIOD: February 28, 2001

                                                               Current Month               Year-to-date
                                                             -----------------           -----------------
Operating Revenues:
   Passenger                                                 $     213,102,229           $     440,080,520
   Freight and mail                                                  6,755,768                  13,966,558
   All other revenues                                               18,924,133                  38,655,075
                                                             -----------------           -----------------
     Total                                                         238,782,130                 492,702,153
                                                             -----------------           -----------------
Operating Expenses:
   Salaries, wages and benefits                                    104,345,945                 217,338,062
   Aircraft fuel and oil                                            44,161,572                  93,913,456
   Passenger sales commissions                                       7,617,291                  16,614,450
   Aircraft maintenance materials and repairs                        7,032,354                  13,140,154
   Depreciation and amortization                                    10,592,391                  21,166,268
   Operating lease rentals                                          57,519,904                 115,661,087
   Passenger food and beverages                                      5,645,481                  11,873,431
   All other expenses                                               55,857,693                 114,242,976
                                                             -----------------           -----------------
     Total                                                         292,772,632                 603,949,884
                                                             -----------------           -----------------

Operating Income (Loss)                                            (53,990,501)               (111,247,730)
                                                             -----------------           -----------------

Other Charges (Credits):
   Interest expense                                                  8,646,952                  16,799,114
   Interest and investment income                                     (697,468)                 (1,204,165)
   Disposition of assets, gains and losses - net                        81,125                      61,188
   Finance charge income                                              (255,280)                   (782,715)
   Other charges and credits - net                                    (252,735)                 (3,998,749)
                                                             -----------------           -----------------
     Total                                                           7,522,594                  10,874,674
                                                             -----------------           -----------------

Income (loss) before income taxes                                  (61,513,096)               (122,122,404)

Provision (credit) for income taxes                                      1,182                       8,182
                                                             -----------------           -----------------

Net income (loss)                                            $     (61,514,278)          $    (122,130,586)
                                                             =================           =================

Note: The Trans World Airlines, Inc. ("TWA") accounting system did not allow for the segregation of operations for the period from December 31, 2000 to the filing of the Chapter 11 bankruptcy petition (January 10, 2001). Accordingly TWA was not able to allocate income and expenses between pre- and post-petition periods for the month of January, 2001. The year to date income statements for the period ending February 28, 2001 represent activity from January 1, 2001 through February 28, 2001.

DEBTOR: Northwest 112th Street Corporation                            FORM MOR-2
CASE NO.: 01-00060 (PJW)

                            STATEMENT OF OPERATIONS
                              (Income Statement)
                      REPORTING PERIOD: February 28, 2001


                                        Current Month          Year-to-date
                                        -------------          ------------
Income/Gain Items

  Rental Income                         $       2,500          $      5,000
                                        -------------          ------------
    Total Income Items                          2,500                 5,000

Expense/Loss Items

  Amortization of Gates                            -                     -
                                        -------------          ------------
    Total Expense Items                            -                     -

                                        -------------          ------------
      Net Income/(Loss)                 $       2,500          $      5,000
                                        =============          ============

Note: The Trans World Airlines, Inc. ("TWA") accounting system did not allow for the segregation of operations for the period from December 31, 2000 to the filing of the Chapter 11 bankruptcy petition (January 10, 2001). Accordingly TWA was not able to allocate income and expenses between pre- and post-petition periods for the month of January, 2001. The year to date income statements for the period ending February 28, 2001 represent activity from January 1, 2001 through February 28, 2001.

DEBTOR: TWA-LAX Gate Company, Inc.                                    FORM MOR-2
CASE NO.: 01-00069 (PJW)


                            STATEMENT OF OPERATIONS
                              (Income Statement)
                      REPORTING PERIOD: February 28, 2001


                                        Current Month          Year-to-date
                                        -------------          ------------
Income/Gain Items

  Revenue                               $          -           $         -
                                        -------------          ------------
    Total Income Items                             -                     -

Expense/Loss Items

  Amortization of Gates                       125,000               250,000
                                        -------------          ------------
    Total Expense Items                       125,000               250,000

                                        -------------          ------------
      Net Income/(Loss)                 $    (125,000)         $   (250,000)
                                        =============          ============

Note: The Trans World Airlines, Inc. ("TWA") accounting system did not allow for the segregation of operations for the period from December 31, 2000 to the filing of the Chapter 11 bankruptcy petition (January 10, 2001). Accordingly TWA was not able to allocate income and expenses between pre- and post-petition periods for the month of January, 2001. The year to date income statements for the period ending February 28, 2001 represent activity from January 1, 2001 through February 28, 2001.

DEBTOR: TWA-Omnibus Gate Company, Inc.                                FORM MOR-2
CASE NO.: 01-00072 (PJW)

                            STATEMENT OF OPERATIONS
                              (Income Statement)
                      REPORTING PERIOD: February 28, 2001



                                            Current Month      Year-to-date
                                            -------------      ------------

Income/Gain Items

  Revenue                                   $          -       $         -
                                            -------------      ------------
    Total Income Items                                 -                 -

Expense/Loss Items

  Amortization of Gates                            86,667           173,333
                                            -------------      ------------
    Total Expense Items                            86,667           173,333
                                            -------------      ------------

      Net Income/(Loss)                     $     (86,667)     $   (173,333)
                                            =============      ============

Note: The Trans World Airlines, Inc. ("TWA") accounting system did not allow for the segregation of operations for the period from December 31, 2000 to the filing of the Chapter 11 bankruptcy petition (January 10, 2001). Accordingly TWA was not able to allocate income and expenses between pre- and post-petition periods for the month of January, 2001. The year to date income statements for the period ending February 28, 2001 represent activity from January 1, 2001 through February 28, 2001.

DEBTOR: TWA-San Francisco Gate Company, Inc.                          FORM MOR-2
CASE NO.: 01-00073 (PJW)

                            STATEMENT OF OPERATIONS
                              (Income Statement)
                      REPORTING PERIOD: February 28, 2001


                                        Current Month          Year-to-date
                                        -------------          ------------
Income/Gain Items
  Revenue                               $          -           $         -
                                        -------------          ------------
    Total Income Items                             -                     -

Expense/Loss Items
  Amortization of Gates                       116,667               233,333
                                        -------------          ------------
    Total Expense Items                       116,667               233,333

                                        -------------          ------------
      Net Income/(Loss)                 $    (116,667)         $   (233,333)
                                        =============          ============

Note: The Trans World Airlines, Inc. ("TWA") accounting system did not allow for the segregation of operations for the period from December 31, 2000 to the filing of the Chapter 11 bankruptcy petition (January 10, 2001). Accordingly TWA was not able to allocate income and expenses between pre- and post-petition periods for the month of January, 2001. The year to date income statements for the period ending February 28, 2001 represent activity from January 1, 2001 through February 28, 2001.

DEBTOR: TWA - Getaway Group (U.K.), Inc.                              FORM MOR-2
CASE NO.: 01-00082 (PJW)

                            STATEMENT OF OPERATIONS
                              (Income Statement)
                      REPORTING PERIOD: February 28, 2001

                                                         Current Month           Year-to-date
                                                         -------------           ------------
Operating Revenue                                            $ 787,110            $ 1,306,449

Operating Expenses:
     Salaries, wages and benefits                               85,045                172,598
     Sales commissions                                           1,044                  2,133
     Depreciation and amortization                              15,047                 50,636
     Operating lease rentals                                    12,805                 25,675
     All other expenses                                        809,653              1,104,586
                                                         -------------           ------------
        Total                                                  923,595              1,355,628

Operating Income (Loss)                                       (136,485)               (49,179)

Other Charges (Credits)
     Interest expense - net of investment income               (16,939)               (35,453)
     Foreign currency translation                                6,467                108,784
                                                         -------------           ------------
        Total                                                  (10,472)                73,331

Income (loss) before income taxes                             (126,013)              (122,510)

Provision (credit) for income taxes                             (8,220)                (8,220)
                                                         -------------           ------------

Net income (loss)                                           $ (117,793)            $ (114,291)
                                                         =============           ============

Note: The Trans World Airlines, Inc. ("TWA") accounting system did not allow for the segregation of operations for the period from December 31, 2000 to the filing of the Chapter 11 bankruptcy petition (January 10, 2001). Accordingly TWA was not able to allocate income and expenses between pre- and post-petition periods for the month of January, 2001. The year to date income statements for the period ending February 28, 2001 represent activity from January 1, 2001 through February 28, 2001.

DEBTOR: Trans World Airlines, Inc., el al.                            FORM MOR-3
CASE NO.: 01-00056 (PJW) through 01-00082 (PJW)

                                 BALANCE SHEET
                      REPORTING PERIOD: February 28, 2001


      Note:  See attached Statement 4 regarding subsidiaries not listed.

                          OFFICE OF THE U.S. TRUSTEE                  FORM MOR-3
                                 BALANCE SHEET
                      REPORTING PERIOD: February 28, 2001

DEBTOR:  Trans World Airlines, Inc.
CASE NO.:  01-00056 (PJW)


                                                              February 28, 2001
                                                             -------------------
Current Assets:

   Cash and cash equivalents                                 $       53,738,818
                                                             -------------------
   Receivables:
        U.S. Government                                               4,225,127
        General traffic                                             168,159,258
        Other                                                        14,005,400
                                                             -------------------
          Total                                                     186,389,784
   Less allowance for doubtful accounts                              (8,178,052)
                                                             -------------------
          Total receivables - net                                   178,211,732

   Receivables from subsidiaries & affiliated                        70,910,405
   companies
   Spare parts, materials and supplies, less
     allowance for obsolescence                                      87,095,218
   Prepaid expenses                                                  52,061,784
   Other current assets                                             122,293,608
                                                             -------------------

          Total                                                     564,311,565
                                                             -------------------



Property:
   Property owned, at cost:
        Flight equipment                                            458,555,774
        Prepayments on flight equipment                              67,156,288
        Land, buildings and improvements                             80,141,305
        Other property and equipment                                 92,827,239
                                                             -------------------
          Total property owned                                      698,680,605
        Less accumulated depreciation                              (192,747,404)
                                                             -------------------
          Property owned - net                                      505,933,201
                                                             -------------------
   Property held under capital leases, at
   capitalized value:
        Flight equipment                                            176,094,420
        Land, buildings and improvements                             39,900,465
        Other property and equipment                                  8,873,669
                                                             -------------------
          Total property held under capital leases                  224,868,554
        Less accumulated amortization                              (146,064,233)
                                                             -------------------
          Property held under capital leases - net                   78,804,321
                                                             -------------------
          Total property - net                                      584,737,522
                                                             -------------------

Investments and other assets:
   Other investments and receivables                                 38,803,579
   Investments in affiliated companies                               70,296,894
   Advances to subsidiaries                                          (9,062,451)
   Unamortized debt expense                                           8,900,179
   Long-term prepayments                                             59,524,404
   Other deferred costs                                               7,924,527
   Routes, gates and slots - net                                    146,277,140
   Goodwill                                                         608,321,468
   Other                                                              3,175,401
                                                             -------------------
          Total                                                     934,161,142
                                                             -------------------

Total                                                        $    2,083,210,229
                                                             ===================

Liabilities not subject to compromise
   Current
     Current maturities of long-term debt - DIP              $     (171,978,200)
     Accrued interest - DIP                                             (61,540)
     Advance ticket sales                                          (259,082,306)
     Accounts payable                                              (116,411,663)
     Employee compensation and vacations earned                    (135,066,042)
     Contributions to retirement and pension trusts                 (29,651,867)
     Taxes                                                           (9,289,738)
     Postretirement benefits other than pensions                    (39,500,000)
                                                             -------------------
             Total current                                         (761,041,355)
                                                             -------------------
   Long Term
     Postretirement benefits other than pensions                   (515,470,373)
                                                             -------------------

          Total not subject to compromise                        (1,276,511,728)
                                                             -------------------
Liabilities subject to compromise
   Secured:
     Secured debt                                                  (587,350,218)
     Capital leases - aircraft                                      (94,500,308)
     Capital leases - other                                         (33,580,085)
     Accrued interest - long term debt                              (19,220,850)
     Accrued interest - aircraft leases                              (2,709,145)
     Accrued interest - other leases                                   (221,948)
                                                             -------------------
             Total secured                                         (737,582,553)
                                                             -------------------
   Priority:
     Transportation taxes                                          (110,018,895)
     Property taxes                                                  (5,794,654)
                                                             -------------------
             Total priority                                        (115,813,549)
                                                             -------------------

   Unsecured:
     Accounts payable                                              (127,909,913)
     Other accrued expenses                                        (230,820,315)
     Other liabilities and deferred credits                        (142,596,200)
     Intercompany payables                                           (1,313,788)
     Accounts payable to affiliated companies                        (5,152,872)
                                                             -------------------
             Total unsecured                                       (507,793,088)
                                                             -------------------

          Total subject to compromise                            (1,361,189,190)
                                                             -------------------

Total liabilities                                                (2,637,700,918)
                                                             -------------------

Shareholders' equity:
     8% cumulative convertible
     exchangeable preferred stock
     $50 liquidation preference                                          (4,655)
     9 1/4% cumulative convertible
        exchangeable preferred
        stock, $50 liquidation preference                                (3,689)
     Employee preferred stock, $0.01                                    (60,584)
     liquidation preference
     Common stock, $0.01 par value                                     (788,516)
     Additional paid-in capital                                    (733,169,304)
     Accumulated deficit                                           1,288,517,436
                                                             -------------------
             Total                                                   554,490,689
                                                             -------------------
Total                                                        $   (2,083,210,229)
                                                             ===================

Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                          OFFICE OF THE U.S. TRUSTEE                  FORM MOR-3
                                 BALANCE SHEET
                      REPORTING PERIOD: February 28, 2001

DEBTOR:  Northwest 112th Street Corporation
CASE NO.:  01-00060 (PJW)


                                                    February 28, 2001
                                              ----------------------------
Current Assets:
        Cash and cash equivalents              $                   18,114
                                              ----------------------------
                       Total                                       18,114
                                              ----------------------------

Investments and other assets:
        Land                                                      451,440
                                              ----------------------------
                       Total                                      451,440
                                              ----------------------------



Total                                          $                  469,554
                                              ============================



 Liabilities subject to compromise:
    Priority:
       Income tax payable                      $                  (79,533)
       Accrued taxes                                               (4,450)
                                              ----------------------------
                      Total priority                              (83,983)
                                              ----------------------------

    Unsecured:
       Miscellaneous services payables                           (165,000)
                                              ----------------------------
                      Total unsecured                            (165,000)
                                              ----------------------------

       Total liabilities                                         (248,983)

 Shareholders' equity:
       Capital stock                                                 (500)
       Additional paid-in capital                                (451,440)
       Accumulated deficit                                        236,369
       Net income                                                  (5,000)
                                              ----------------------------
                      Total                                      (220,571)
                                              ----------------------------

 Total                                         $                 (469,554)
                                              ============================

Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                          OFFICE OF THE U.S. TRUSTEE                  FORM MOR-3
                                 BALANCE SHEET
                      REPORTING PERIOD: February 28, 2001

DEBTOR:  The TWA Ambassador Club, Inc.
CASE NO.:  01-00061 (PJW)


                                                    February 28, 2001
                                              ----------------------------
Current Assets:
        Cash and cash equivalents              $                      100
                                              ----------------------------
                       Total                                          100
                                              ----------------------------

Investments and other assets:
        Advances to TWA                                                 -
                                              ----------------------------
                       Total                                            -
                                              ----------------------------

Total                                          $                      100
                                              ============================


Liabilities subject to compromise:
   Unsecured:
      Advances from TWA                        $                        -
                                              ----------------------------
                     Total                                              -
                                              ----------------------------

 Shareholders' equity:
      Common stock                                                   (100)
                                              ----------------------------
                     Total                                           (100)
                                              ----------------------------

Total                                          $                     (100)
                                              ============================

Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                          OFFICE OF THE U.S. TRUSTEE                  FORM MOR-3
                                 BALANCE SHEET
                      REPORTING PERIOD: February 28, 2001

DEBTOR:  Trans World Computer Services, Inc.
CASE NO.:  01-00062 (PJW)


                                                    February 28, 2001
                                              ----------------------------
Current Assets:
        Cash and cash equivalents              $                        1
                                              ----------------------------
                       Total                                            1
                                              ----------------------------

Investments and other assets:
        Advances to TWA                                                 -
                                              ----------------------------
                       Total                                            -
                                              ----------------------------

Total                                          $                        1
                                              ============================


Liabilities subject to compromise:
   Unsecured:
      Accounts payable                         $                        -
                                              ----------------------------
                     Total                                              -
                                              ----------------------------

Shareholders' equity:
      Capital stock                                                    (1)
                                              ----------------------------
                     Total                                             (1)
                                              ----------------------------

Total                                          $                       (1)
                                              ============================

Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                          OFFICE OF THE U.S. TRUSTEE                  FORM MOR-3
                                 BALANCE SHEET
                      REPORTING PERIOD: February 28, 2001

DEBTOR:  Transcontinental & Western Air, Inc.
CASE NO.:  01-00063 (PJW)


                                                    February 28, 2001
                                              ----------------------------
Current Assets:
        Cash and cash equivalents              $                    1,000
                                              ----------------------------
                       Total                                        1,000
                                              ----------------------------


Total                                          $                    1,000
                                              ============================


          Liabilities subject to compromise:
             Unsecured:
                Accounts payable               $                        -
                                              ----------------------------
                               Total                                    -
                                              ----------------------------

          Shareholders' equity:
                Capital stock                                      (1,000)
                                              ----------------------------
                               Total                               (1,000)
                                              ----------------------------

Total                                          $                   (1,000)
                                              ============================

Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                          OFFICE OF THE U.S. TRUSTEE                  FORM MOR-3
                                 BALANCE SHEET
                      REPORTING PERIOD: February 28, 2001

DEBTOR:  TWA Group, Inc.
CASE NO.:  01-00065 (PJW)


                                                           February 28, 2001
                                                      --------------------------
Current Assets:
        Cash and cash equivalents                      $                102,482
                                                      --------------------------
                       Total                                            102,482
                                                      --------------------------

Investments and other assets:
        Investment in Getaway Management Services                       478,934
        Investment in Trans World Express, Inc.                         (54,574)
        Investment in TWA Employee Services, Inc.                           100

        Investment in The Getaway Group, Inc.                         2,666,626

        Investment in Getaway Vacations                             (48,012,250)
        Investment in International Aviation Security,
         Inc.                                                          (644,868)
        Investment in TWA Nippon, Inc.                                9,362,065
        Advances to The Getaway Group, Inc.                             100,000
                                                      --------------------------
                       Total                                        (36,103,967)
                                                      --------------------------

Total                                                  $            (36,001,485)
                                                      ==========================


Liabilities subject to compromise:
   Unsecured:
      Advances from TWA                                $               (219,274)
                                                      --------------------------

Shareholders' equity:
      Capital stock                                                      (2,400)
      Additional paid-in capital                                    (84,256,347)
      Accumulated deficit                                           120,479,507
                                                      --------------------------
                     Total                                           36,220,759
                                                      --------------------------




Total                                                  $             36,001,485
                                                      ==========================

Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                          OFFICE OF THE U.S. TRUSTEE                  FORM MOR-3
                                 BALANCE SHEET
                      REPORTING PERIOD: February 28, 2001

DEBTOR: TWA - LAX Gate Company, Inc.
CASE NO.: 01-00069 (PJW)

                                                    February 28, 2001
                                              -----------------------------
Current Assets:
   Cash and cash equivalents                   $                       100
                                              -----------------------------
               Total                                                   100
                                              -----------------------------


Investments and other assets:
   Gate Value                                                    6,750,000
                                              -----------------------------
               Total                                             6,750,000
                                              -----------------------------



Total                                          $                 6,750,100
                                              =============================


Liabilities subject to compromise:
   Unsecured:
       Advances from TWA                       $                         -
                                              -----------------------------
                      Total                                              -
                                              -----------------------------

 Shareholders' equity:
       Capital stock                                                  (100)
       Additional paid-in capital                              (12,625,000)
       Retained Earnings                                         5,625,000
       Accumulated deficit                                         250,000
                                              -----------------------------
                      Total                                     (6,750,100)
                                              -----------------------------

Total                                          $                (6,750,100)
                                              =============================


Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                          OFFICE OF THE U.S. TRUSTEE                  FORM MOR-3
                                 BALANCE SHEET
                      REPORTING PERIOD: February 28, 2001

DEBTOR: TWA - Omnibus Gate Company, Inc.
CASE NO.: 01-00072 (PJW)

                                                     February 28, 2001
                                               -----------------------------
Current Assets:
   Cash and cash equivalents                    $                       100
                                               -----------------------------
      Total                                                             100
                                               -----------------------------


Investments and other assets:
   Gate value                                                     4,680,000
                                               -----------------------------
      Total                                                       4,680,000
                                               -----------------------------



Total                                           $                 4,680,100
                                               =============================

Liabilities subject to compromise:
  Unsecured:
   Accounts payable                             $                         -
                                               -----------------------------
      Total                                                               -
                                               -----------------------------

Shareholders' equity:
   Capital stock                                                       (100)
   Additional paid-in capital                                    (8,753,333)
   Retained Earnings                                              3,900,000
   Accumulated deficit                                              173,333
                                               -----------------------------
      Total                                                      (4,680,100)
                                               -----------------------------

Total                                           $                (4,680,100)
                                               =============================

Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                          OFFICE OF THE U.S. TRUSTEE                  FORM MOR-3
                                 BALANCE SHEET
                      REPORTING PERIOD: February 28, 2001

DEBTOR: TWA - San Francisco Gate Company, Inc.
CASE NO.: 01-00073 (PJW)

                                                     February 28, 2001
                                               ----------------------------
Current Assets:
  Cash and cash equivalents                     $                      100
                                               ----------------------------
      Total                                                            100
                                               ----------------------------


Investments and other assets:
  Gate value                                                     6,300,000
                                               ----------------------------
      Total                                                      6,300,000
                                               ----------------------------



Total                                           $                6,300,100
                                               ============================


Liabilities subject to compromise:
  Unsecured:
      Accounts payable                          $                        -
                                               ----------------------------
        Total                                                            -
                                               ----------------------------

Shareholders' equity:
  Capital stock                                                       (100)
  Additional paid-in capital                                   (11,783,333)
  Retained Earnings                                              5,250,000
  Accumulated deficit                                              233,333
                                               ----------------------------
      Total                                                     (6,300,100)
                                               ----------------------------

Total                                           $               (6,300,100)
                                               ============================

Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                          OFFICE OF THE U.S. TRUSTEE                  FORM MOR-3
                                 BALANCE SHEET
                      REPORTING PERIOD: February 28, 2001

DEBTOR: TWA Nippon, Inc.
CASE NO.: 01-00076 (PJW)

                                                     February 28, 2001
                                               ----------------------------
Current Assets:
  Cash and cash equivalents                     $                      500
  Receivable from NCA                                               15,899
                                               ----------------------------
      Total                                                         16,399
                                               ----------------------------

Investments and other assets:
  Advances to TWA                                                9,481,790
                                               ----------------------------
      Total                                                      9,481,790
                                               ----------------------------


Total                                           $                9,498,189
                                               ============================


Liabilities subject to compromise:
  Unsecured:
      Advances from TWA                         $                 (121,372)
      Payable to TWA                                               (14,751)
                                               ----------------------------
         Total                                                    (136,124)
                                               ----------------------------

Shareholders' equity:
  Capital stock                                                       (100)
  Additional paid-in capital                                             -
  Accumulated deficit                                           (9,361,965)
                                               ----------------------------
      Total                                                     (9,362,065)
                                               ----------------------------

Total                                           $               (9,498,189)
                                               ============================

Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                          OFFICE OF THE U.S. TRUSTEE                  FORM MOR-3
                                 BALANCE SHEET
                      REPORTING PERIOD: February 28, 2001

DEBTOR: TWA Employee Services, Inc.
CASE NO.: 01-00077 (PJW)

                                                     February 28, 2001
                                               ----------------------------
Current Assets:
  Cash and cash equivalents                     $                      100
                                               ----------------------------
      Total                                                            100
                                               ----------------------------

Investments and other assets:
  Advances to TWA                                                        -
                                               ----------------------------
      Total                                                              -
                                               ----------------------------



Total                                           $                      100
                                               ============================

Liabilities subject to compromise:
  Unsecured:
      Accounts payable                          $                        -
                                               ----------------------------
         Total                                                           -
                                               ----------------------------

Shareholders' equity:
  Capital stock                                                       (100)
                                               ----------------------------
      Total                                                           (100)
                                               ----------------------------

Total                                           $                     (100)
                                               ============================

Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                          OFFICE OF THE U.S. TRUSTEE                  FORM MOR-3
                                 BALANCE SHEET
                      REPORTING PERIOD: February 28, 2001

DEBTOR:  TWA Getaway Vacations, Inc.
CASE NO.:  01-00078 (PJW)


                                                     February 28, 2001
                                               ----------------------------
Current Assets:
        Cash and cash equivalents               $                        -
                                               ----------------------------
                       Total                                             -
                                               ----------------------------



Investments and other assets:
        Special deposits longterm                                  211,316
                                               ----------------------------
                       Total                                       211,316
                                               ----------------------------



Total                                           $                  211,316
                                               ============================


Liabilities subject to compromise:
   Unsecured:
      Accounts payable                          $                 (756,931)
      Accounts payable to TWA                                  (47,466,655)
                                               ----------------------------
                     Total                                     (48,223,586)
                                               ----------------------------

Shareholders' equity:
      Add'l paid-in capital                                       (890,415)
      Retained Earnings                                         48,902,684
                                               ----------------------------
                     Total                                      48,012,270
                                               ----------------------------

Total                                           $                 (211,316)
                                               ============================


Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                          OFFICE OF THE U.S. TRUSTEE                  FORM MOR-3
                                 BALANCE SHEET
                      REPORTING PERIOD: February 28, 2001

DEBTOR:  Trans World Express, Inc.
CASE NO.:  01-00079 (PJW)


                                                     February 28, 2001
                                               ----------------------------
Current Assets:
        Cash and cash equivalents               $                        -
                                               ----------------------------
                       Total                                             -
                                               ----------------------------


Investments and other assets:                                            -
                                               ----------------------------
                       Total                                             -
                                               ----------------------------




Total                                           $                        -
                                               ============================


Liabilities subject to compromise:
   Unsecured:
      Accrued expenses                          $                  (54,575)
                                               ----------------------------
                     Total                                         (54,575)
                                               ----------------------------


Shareholders' equity:

      Common stock                                                    (100)
      Additional paid-in capital                              (133,427,006)
      Accumulated deficit                                      133,481,681
                                               ----------------------------
                     Total                                          54,575
                                               ----------------------------

Total                                           $                        -
                                               ============================


Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                          OFFICE OF THE U.S. TRUSTEE                  FORM MOR-3
                                 BALANCE SHEET
                      REPORTING PERIOD: February 28, 2001

DEBTOR:  International Aviation Security, Inc.
CASE NO.:  01-00080 (PJW)


                                                     February 28, 2001
                                               ----------------------------
Current Assets:
        Cash and cash equivalents               $                  181,599
        General traffic OAL's                                        8,287
        Other                                                       27,553
        Receivables from TWA                                             -
        Prepaid expenses                                            42,614
                                               ----------------------------
                       Total                                       260,054
                                               ----------------------------

Property
        Security equipment                                          56,869
        Furniture, fixtures and office                               2,126
        Other property and equipment                                21,919
        (less: Accumulated Depreciation)                           (77,427)
                                               ----------------------------
                       Total                                         3,486
                                               ----------------------------

Investments and other assets:
        Investment in affiliates                                   105,156
        Other investments                                           68,658
        Other assets                                                     -
                                               ----------------------------
                       Total                                       173,814
                                               ----------------------------

Total                                           $                  437,354
                                               ============================


Liabilities subject to compromise:
   Priority:
      Income taxes                              $                  (30,799)
      Taxes other than income                                      (53,604)
                                               ----------------------------
                     Total priority                                (84,403)
                                               ----------------------------

   Unsecured:
      Accounts payable                                            (492,776)
      Advances from TWA                                           (399,889)
                                               ----------------------------
                     Total unsecured                              (892,664)
                                               ----------------------------

      Total liabilities                                           (977,067)
                                               ----------------------------

Shareholders' equity:

      Capital stock                                                   (100)
      Common stock                                                (105,156)
      Retained earnings                                         (1,822,875)
      Accumulated deficit                                        2,467,843
                                               ----------------------------
                     Total                                         539,713
                                               ----------------------------


Total                                           $                 (437,354)
                                               ============================

Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                          OFFICE OF THE U.S. TRUSTEE                  FORM MOR-3
                                 BALANCE SHEET
                      REPORTING PERIOD: February 28, 2001

DEBTOR:  Getaway Management Services, Inc.
CASE NO.:  01-00081 (PJW)


                                                     February 28, 2001
                                               ----------------------------
Current Assets:
        Cash and cash equivalents               $                        -
        Other Receivables                                          494,259
        Prepaid expenses                                              (523)
        Other Current Assets                                       139,514
                                               ----------------------------
                       Total                                       633,250
                                               ----------------------------

Investments and other assets:
        Other Deferred Costs                                        11,034
                                               ----------------------------
                       Total                                        11,034
                                               ----------------------------



Total                                           $                  644,284
                                               ============================


Liabilities subject to compromise:
   Priority:
      Taxes other than income                   $                       (7)
                                               ----------------------------
                     Total priority                                     (7)
                                               ----------------------------



   Unsecured:
      Accounts payable                                             (29,717)
      Intercompany Accounts Payable                               (135,626)
                                               ----------------------------
                     Total unsecured                              (165,342)
                                               ----------------------------

      Total liabilities                                           (165,350)
                                               ----------------------------



Shareholders' equity:
      Retained earnings                                           (478,934)
                                               ----------------------------
                     Total                                        (478,934)
                                               ----------------------------


Total                                           $                 (644,284)
                                               ============================

Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                          OFFICE OF THE U.S. TRUSTEE                  FORM MOR-3
                                 BALANCE SHEET
                      REPORTING PERIOD: February 28, 2001

DEBTOR:  The Getaway Group U.K., Inc.
CASE NO.:  01-00082 (PJW)


                                                     February 28, 2001
                                               ----------------------------
Current Assets:
        Cash and cash equivalents               $                4,590,628
        General Traffic Receivables                                 57,951
        Other Receivables                                          141,066
        Intercompany Receivables                                   742,818
        Prepaid expenses                                           168,745
        Other Current Assets                                      (137,050)
                                               ----------------------------
                       Total                                     5,564,159
                                               ----------------------------


Property
        Land, Buildings and Improvements                               591
        Other property and equipment                               859,447
        (less: Accumulated Depreciation)                          (554,674)
                                               ----------------------------
                       Total                                       305,364
                                               ----------------------------

Investments and other assets:
        Other assets                                               (58,244)
                                               ----------------------------
                       Total                                       (58,244)
                                               ----------------------------

Total                                           $                5,811,279
                                               ============================


Liabilities subject to compromise:
   Priority:
      Taxes other than income                   $                  (39,663)
                                               ----------------------------
                     Total priority                                (39,663)
                                               ----------------------------

   Unsecured:
      Accounts payable                                          (3,085,738)
      Intercompany Accounts Payable                                (33,645)
                                               ----------------------------
                     Total unsecured                            (3,119,382)
                                               ----------------------------

      Total liabilities                                         (3,159,045)
                                               ----------------------------

Shareholders' equity:
      Common stock                                                (100,000)
      Retained earnings                                         (2,666,526)
      Accumulated deficit                                          114,291
                                               ----------------------------
                     Total                                      (2,652,235)
                                               ----------------------------


Total                                           $               (5,811,279)
                                               ============================

Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                                                                      FORM MOR-5

DEBTOR: Trans World Airlines, Inc., et al.

                                 CASE NO.: 01-00056 (PJW) through 01-00082 (PJW)
                    Reporting Period: February 1, 2001 through February 28, 2001

                            ACCOUNTS RECEIVABLE AGING
                                    $(000's)

Receivables                                      Total         Current        31-60         61-90       Over 90
                                               --------       --------       -------       -------      -------
Air Travel Plan                                $ 24,477       $ 15,577       $ 5,494       $ 1,390      $ 2,016
Getaway                                           8,545          7,829           264           111          341
Outside Credit Cards                             31,643         31,643             -             -            -
Non Transportation Services                      26,566          8,968         7,384         1,339        8,875
Cargo                                            10,964          8,347         1,414           491          712
Overseas Accounts                                21,121         13,439           912           (12)       6,782
Travel Agents System                             39,276         39,276             -             -            -
TWA Lift Due from OAL's                          18,842         18,842             -             -            -
All Other                                         4,956          4,956             -             -            -
                                              ---------      ---------      --------       -------     --------
Total                                         $ 186,390      $ 148,877      $ 15,468       $ 3,319     $ 18,726
                                              =========      =========      ========       =======     ========

                             DEBTOR QUESTIONNAIRE

Must be completed each month                                                                           Yes                  No
1.  Have any assets been sold or transferred outside the normal course of business
    this reporting period?  If yes, provide an explanation below.                                                           X
2.  Have any funds been disbursed from any account other than a debtor in
    possession account this reporting period?  If yes, provide an explanation below.                                        X
3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation
    below.                                                                                              X
4.  Are workers compensation, general liability and other necessary insurance
    coverages in effect?  If no, provide an explanation below.                                          X

                                                                     Statement 1

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re: Trans World Airlines, Inc., et al.

                                 CASE NO.: 01-00056 (PJW) through 01-00082 (PJW)
                    Reporting Period: February 1, 2001 through February 28, 2001

Trans World Airlines, Inc., et al. prepares bank reconciliations on a regular basis as a part of the normal course of business.

                                                                     Statement 2

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re: Trans World Airlines, Inc., et al.

                                 CASE NO.: 01-00056 (PJW) through 01-00082 (PJW)
                    Reporting Period: February 1, 2001 through February 28, 2001

Trans World Airlines, Inc., et al. pays its post petition taxes as they become due as a part of the normal course of business.

                                                                     Statement 3

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: Trans World Airlines, Inc., et al.

                                 CASE NO.: 01-00056 (PJW) through 01-00082 (PJW)
                    Reporting Period: February 1, 2001 through February 28, 2001

All post-petition accounts payable of Trans World Airlines, Inc., et al. are being paid as they become due in the normal course of business. As of February 28, 2001, the post petition vendor accounts payable is a net prepaid amount. Detail of the net prepaid vendor balance is available upon request. In addition to vendor payables, accounts payable includes various payroll related payables, Federal excise taxes payable, passenger facility charges, other airline net liabilities, and other miscellaneous accruals and payables.

                                                                     Statement 4

                        UNITED STATES BANKRUPTCY COURT
                             DISTRICT OF DELAWARE


In re: Trans World Airlines, Inc., et al.

                                 CASE NO.: 01-00056 (PJW) through 01-00082 (PJW)
                    Reporting Period: February 1, 2001 through February 28, 2001

The following debtor entities have no ongoing business activities. Therefore they have no income, expenses or cash receipts and disbursements, and may have no assets or liabilities.

                                                         No Cash        No Income       No Balance
                                                      Transactions      Statement          Sheet          Case Number
- -------------------------------------------------------------------------------------------------------------------------
Ambassador Fuel Corporation                                X                X                X           01-00057 (PJW)
- -------------------------------------------------------------------------------------------------------------------------
LAX Holding Company, Inc.                                  X                X                X           01-00058 (PJW)
- -------------------------------------------------------------------------------------------------------------------------
Mega Advertising, Inc.                                     X                X                X           01-00059 (PJW)
- -------------------------------------------------------------------------------------------------------------------------
The TWA Ambassador Club, Inc.                                               X                            01-00061 (PJW)
- -------------------------------------------------------------------------------------------------------------------------
Trans World Computer Services, Inc.                                         X                            01-00062 (PJW)
- -------------------------------------------------------------------------------------------------------------------------
Transcontinental & Western Air, Inc.                                        X                            01-00063 (PJW)
- -------------------------------------------------------------------------------------------------------------------------
TWA Aviation, Inc.                                         X                X                X           01-00064 (PJW)
- -------------------------------------------------------------------------------------------------------------------------
TWA Group, Inc.                                                             X                            01-00065 (PJW)
- -------------------------------------------------------------------------------------------------------------------------
TWA Standards & Control, Inc.                              X                X                X           01-00066 (PJW)
- -------------------------------------------------------------------------------------------------------------------------
TWA Stock Holding Company                                  X                X                X           01-00067 (PJW)
- -------------------------------------------------------------------------------------------------------------------------
TWA-D.C. Gate Company, Inc.                                X                X                X           01-00068 (PJW)
- -------------------------------------------------------------------------------------------------------------------------
TWA Logan Gate Company, Inc.                               X                X                X           01-00070 (PJW)
- -------------------------------------------------------------------------------------------------------------------------
TWA-NY/NJ Gate Company, Inc.                               X                X                X           01-00071 (PJW)
- -------------------------------------------------------------------------------------------------------------------------
TWA-Hanger 12 Holding Company, Inc.                        X                X                X           01-00074 (PJW)
- -------------------------------------------------------------------------------------------------------------------------
Ozark Group, Inc.                                          X                X                X           01-00075 (PJW)
- -------------------------------------------------------------------------------------------------------------------------
TWA Nippon, Inc.                                                            X                            01-00076 (PJW)
- -------------------------------------------------------------------------------------------------------------------------
TWA Employee Services, Inc.                                                 X                            01-00077 (PJW)
- -------------------------------------------------------------------------------------------------------------------------
TWA Getaway Vacations, Inc.                                X                X                            01-00078 (PJW)
- -------------------------------------------------------------------------------------------------------------------------
Trans World Express, Inc.                                  X                X                            01-00079 (PJW)
- -------------------------------------------------------------------------------------------------------------------------
International Aviation Security, Inc.                                       X                            01-00080 (PJW)
- -------------------------------------------------------------------------------------------------------------------------
Getaway Management Services, Inc.                          X                X                            01-00081 (PJW)
- -------------------------------------------------------------------------------------------------------------------------

VERIFICATION

I declare under penalty of perjury that the information contained in this Monthly Operating Report (including Schedules and Statements) is true and correct to the best of my knowledge, information and belief.

Dated:     March 25, 2001
           --------------------------------------------------------------------
Name/Title Jane Closterman/Vice President and Controller
           --------------------------------------------------------------------
Address:
           --------------------------------------------------------------------
Telephone:
           --------------------------------------------------------------------

DEBTOR IN POSSESSION

By:/s/ Jane Closterman
   -----------------------